UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 14, 2017

CD 2017-CD3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001693368)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-10	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On February 14, 2017, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2017 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and trustee, of CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates and (iv) the Class V-A, Class V-B, Class V-C, Class V-D and Class V-E Certificates, and (v) any commercial mortgage pass-through certificate that represents the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $1,115,061,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Deutsche Bank Securities Inc. (“DBSI”) and Drexel Hamilton, LLC (“Drexel Hamilton” and, collectively with Citigroup and DBSI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 27, 2017 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and DBSI are acting as co-lead managers, and Drexel Hamilton is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated January 24, 2017, and by the Prospectus, dated January 27, 2017 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $187,200,959, were sold to Citigroup, DBSI and Drexel Hamilton (collectively with Citigroup and DBSI, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 27, 2017, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

On February 14, 2017, pursuant to a purchase agreement dated as of January 27, 2017 between the Depositor, Citigroup Global Markets Realty Corp (“CGMRC”) and Deutsche Bank AG, New York Branch (“DBNY”), the Depositor sold the VRR Interest, having a principal amount of $25,222,199, to CGMRC, and CGMRC sold $13,303,790 of the VRR Interest to DBNY, in each case, in a transaction exempt from registration under the Act, with CGMRC retaining the remaining $11,918,409 of the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2017-CD3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of

New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 52 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 59 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2017 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, and (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2017 (the “GACC Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1 and 99.2, respectively.

The 229 West 43rd Street Retail Condo Mortgage Loan is required to be serviced and administered pursuant to the CD 2016-CD2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 229 West 43rd Street Retail Condo Mortgage Loan), and the holders of the 229 West 43rd Street Retail Condo Companion Loans are generally governed by the 229 West 43rd Street Retail Condo Co-Lender Agreement. The CD 2016-CD2 Pooling and Servicing Agreement and the 229 West 43rd Street Retail Condo Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.8, respectively.

The 85 Tenth Avenue Mortgage Loan is required to be serviced and administered pursuant to the DBWF 2016-85T Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 85 Tenth Avenue Mortgage Loan), and the holders of the 85 Tenth Avenue Companion Loans are generally governed by the 85 Tenth Avenue Co-Lender Agreement. The DBWF 2016-85T Trust and Servicing Agreement and the 85 Tenth Avenue Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.9, respectively.

The Prudential Plaza Mortgage Loan is required to be serviced and administered pursuant to the COMM 2015-CCRE26 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Prudential Plaza Mortgage Loan), and the holders of the Prudential Plaza Companion Loans are generally governed by the Prudential Plaza Co-Lender Agreement. The COMM 2015-CCRE26 Pooling and Servicing Agreement and the Prudential Plaza Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.10, respectively.

The Moffett Place Google Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Moffett Place Google Mortgage Loan), and the holders of the Moffett Place Google Companion Loans are generally governed by the Moffett Place Google Co-Lender Agreement. The Moffett Place Google Co-Lender Agreement is attached hereto as Exhibit 4.11.

The 111 Livingston Street Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 111 Livingston Street Mortgage Loan), and the holders of the 111 Livingston Street Companion Loans are generally governed by the 111 Livingston Street Co-Lender Agreement. The 111 Livingston Street Co-Lender Agreement is attached hereto as Exhibit 4.12.

The Hilton Hawaiian Village Waikiki Beach Resort Mortgage Loan is required to be serviced and administered pursuant to the Hilton USA Trust 2016-HHV Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Hilton Hawaiian Village Waikiki Beach Resort Mortgage Loan), and the holders of the Hilton Hawaiian Village Waikiki Beach Resort Companion Loans are generally governed by the Hilton Hawaiian Village Waikiki Beach

Resort Co-Lender Agreement. The Hilton USA Trust 2016-HHV Trust and Servicing Agreement and the Hilton Hawaiian Village Waikiki Beach Resort Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.13, respectively.

The State Farm Data Center Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the State Farm Data Center Mortgage Loan), and the holder of the State Farm Data Center Companion Loan are generally governed by the State Farm Data Center Co-Lender Agreement. The State Farm Data Center Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Summit Place Wisconsin Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Summit Place Wisconsin Mortgage Loan), and the holder of the Summit Place Wisconsin Companion Loan are generally governed by the Summit Place Wisconsin Co-Lender Agreement. The Summit Place Wisconsin Co-Lender Agreement is attached hereto as Exhibit 4.15.

The 681 Fifth Avenue Mortgage Loan is required to be serviced and administered pursuant to the MSC 2016-UBS12 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 681 Fifth Avenue Mortgage Loan), and the holders of the 681 Fifth Avenue Companion Loans are generally governed by the 681 Fifth Avenue Co-Lender Agreement. The MSC 2016-UBS12 Pooling and Servicing Agreement and the 681 Fifth Avenue Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.16, respectively.

The 8 Times Square & 1460 Broadway Mortgage Loan is required to be serviced and administered pursuant to the CD 2016-CD2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 8 Times Square & 1460 Broadway Mortgage Loan), and the holders of the 8 Times Square & 1460 Broadway Companion Loans are generally governed by the 8 Times Square & 1460 Broadway Co-Lender Agreement. The 8 Times Square & 1460 Broadway Co-Lender Agreement is attached hereto as Exhibit 4.17.

The Marriott Hilton Head Resort & Spa Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2016-LC25 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Marriott Hilton Head Resort & Spa Mortgage Loan), and the holders of the Marriott Hilton Head Resort & Spa Companion Loans are generally governed by the Marriott Hilton Head Resort & Spa Co-Lender Agreement. The WFCM 2016-LC25 Pooling and Servicing Agreement and the Marriott Hilton Head Resort & Spa Co-Lender Agreement are attached hereto as Exhibits 4.7 and 4.18, respectively.

The Parts Consolidation Center Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Parts Consolidation Center Mortgage Loan), and the holder of the Parts Consolidation Center Companion Loan are generally governed by the Parts Consolidation Center Co-Lender Agreement. The Parts Consolidation Center Co-Lender Agreement is attached hereto as Exhibit 4.19.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC and GACC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,188,318, were approximately $1,357,156,910. Of the expenses paid by the Depositor, approximately $606,422 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,581,895 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated January 27, 2017. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.      Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	CD 2016-CD2 Pooling and Servicing Agreement
Exhibit 4.3	DBWF 2016-85T Trust and Servicing Agreement
Exhibit 4.4	COMM 2015-CCRE26 Pooling and Servicing Agreement
Exhibit 4.5	Hilton USA Trust 2016-HHV Trust and Servicing Agreement
Exhibit 4.6	MSC 2016-UBS12 Pooling and Servicing Agreement
Exhibit 4.7	WFCM 2016-LC25 Pooling and Servicing Agreement
Exhibit 4.8	229 West 43rd Street Retail Condo Co-Lender Agreement
Exhibit 4.9	85 Tenth Avenue Co-Lender Agreement
Exhibit 4.10	Prudential Plaza Co-Lender Agreement
Exhibit 4.11	Moffett Place Google Co-Lender Agreement
Exhibit 4.12	111 Livingston Street Co-Lender Agreement
Exhibit 4.13	Hilton Hawaiian Village Waikiki Beach Resort Co-Lender Agreement
Exhibit 4.14	State Farm Data Center Co-Lender Agreement
Exhibit 4.15	Summit Place Wisconsin Co-Lender Agreement
Exhibit 4.16	681 Fifth Avenue Co-Lender Agreement
Exhibit 4.17	8 Times Square & 1460 Broadway Co-Lender Agreement
Exhibit 4.18	Marriott Hilton Head Resort & Spa Co-Lender Agreement
Exhibit 4.19	Parts Consolidation Center Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2017
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2017 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2017 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 27, 2017, which such certification is dated January 27, 2017
Exhibit 99.1	CGMRC Mortgage Loan Purchase Agreement
Exhibit 99.2	GACC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	CD 2016-CD2 Pooling and Servicing Agreement	(E)
4.3	DBWF 2016-85T Trust and Servicing Agreement	(E)
4.4	COMM 2015-CCRE26 Pooling and Servicing Agreement	(E)
4.5	Hilton USA Trust 2016-HHV Trust and Servicing Agreement	(E)
4.6	MSC 2016-UBS12 Pooling and Servicing Agreement	(E)
4.7	WFCM 2016-LC25 Pooling and Servicing Agreement	(E)
4.8	229 West 43rd Street Retail Condo Co-Lender Agreement	(E)
4.9	85 Tenth Avenue Co-Lender Agreement	(E)
4.10	Prudential Plaza Co-Lender Agreement	(E)
4.11	Moffett Place Google Co-Lender Agreement	(E)
4.12	111 Livingston Street Co-Lender Agreement	(E)
4.13	Hilton Hawaiian Village Waikiki Beach Resort Co-Lender Agreement	(E)
4.14	State Farm Data Center Co-Lender Agreement	(E)
4.15	Summit Place Wisconsin Co-Lender Agreement	(E)
4.16	681 Fifth Avenue Co-Lender Agreement	(E)
4.17	8 Times Square & 1460 Broadway Co-Lender Agreement	(E)
4.18	Marriott Hilton Head Resort & Spa Co-Lender Agreement	(E)
4.19	Parts Consolidation Center Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2017	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2017 (included as part of Exhibit 5)	(E)

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2017 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 27, 2017, which such certification is dated January 27, 2017	(E)
99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	GACC Mortgage Loan Purchase Agreement	(E)